EXHIBIT 10.218

PLEDGE AND SECURITY AGREEMENT

MADE BY

EACH UNDERSIGNED EQUITYHOLDER

TO

U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE

DATED AS OF AUGUST 26, 2008

Table of Contents

		Page
	ARTICLE I
	RULES OF CONSTRUCTION AND DEFINED TERMS

Section 1.1	Rules of Construction and Defined Terms	1

	ARTICLE II
	PLEDGE

Section 2.1	Pledge	2

	ARTICLE III
	DELIVERY OF ISSUER PLEDGED COLLATERAL

Section 3.1	Delivery of Issuer Pledged Collateral	2
Section 3.2	Capital Securities	3

	ARTICLE IV
	REPRESENTATIONS AND WARRANTIES

Section 4.1	Representations and Warranties	3

	ARTICLE V
	SUPPLEMENTS; FURTHER ASSURANCES

Section 5.1	Supplements	5
Section 5.2	Further Assurances	6

	ARTICLE VI
	COVENANTS

Section 6.1	No Liens	6
Section 6.2	Notices	6
Section 6.3	Voting Rights	6
Section 6.4	Dividends and Distributions	7
Section 6.5	Capital Securities	7
Section 6.6	Legal Existence	7
Section 6.7	Compliance with Laws	7
Section 6.8	Taxes	7
Section 6.9	Modifications	8
Section 6.10	No Liquidation or Dissolution	8
Section 6.11	Monies Held in Trust	8

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Section 6.12	No Claims	8
Section 6.13	No Amendment of Issuer Organizational Documents	8
Section 6.14	Notice to Trustee	8

	ARTICLE VII
	TRUSTEE APPOINTED ATTORNEY-IN-FACT

Section 7.1	Trustee Appointed Attorney-In-Fact	8

	ARTICLE VIII
	REASONABLE CARE

Section 8.1	Reasonable Care	9

	ARTICLE IX
	NO LIABILITY

Section 9.1	No Liability	9

	ARTICLE X
	REMEDIES UPON EVENT OF DEFAULT

Section 10.1	Remedies Upon Event of Default	9

	ARTICLE XI
	PURCHASE OF THE ISSUER PLEDGED COLLATERAL

Section 11.1	Purchase of the Issuer Pledged Collateral	11

	ARTICLE XII
	EXPENSES

Section 12.1	Expenses	12
	ARTICLE XIII
	NO WAIVER; REMEDIES

Section 13.1	No Waiver; Remedies	12

	ARTICLE XIV
	AMENDMENTS

Section 14.1	Amendments	12

	ARTICLE XV
	RELEASE; TERMINATION

Section 15.1	Release; Termination	12

	ARTICLE XVI
	NOTICES

Section 16.1	Notices	13

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.	ARTICLE XVII
	CONTINUING SECURITY INTEREST

Section 17.1	Continuing Security Interest	13

	ARTICLE XVIII
	SECURITY INTEREST ABSOLUTE

Section 18.1	Security Interest Absolute	14

	ARTICLE XIX
	INDEMNITY

Section 19.1	Indemnity	15

	ARTICLE XX
	OBLIGATIONS SECURED BY ISSUER PLEDGED COLLATERAL

Section 20.1	Obligations Secured by Issuer Pledged Collateral	15

	ARTICLE XXI
	SEVERABILITY

Section 21.1	Severability	15

	ARTICLE XXII
	COUNTERPARTS; EFFECTIVENESS

Section 22.1	Counterparts; Effectiveness	16

	ARTICLE XXIII
	REINSTATEMENT

Section 23.1	Reinstatement	16

	ARTICLE XXIV
	SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL

Section 24.1	SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL	16

	ARTICLE XXV
	GOVERNING LAW

Section 25.1	GOVERNING LAW	17

	ARTICLE XXVI
	TABLE OF CONTENTS AND HEADINGS

Section 26.1	Table of Contents and Headings	17

Annex A	Rules of Construction and Defined Terms

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PLEDGE AND SECURITY AGREEMENT

This PLEDGE AND SECURITY AGREEMENT, dated as of August 26, 2008, is made by each undersigned Equityholder in favor of U.S. Bank National Association, a national banking association, as the Trustee under the Indenture, as grantee hereunder.

W I T N E S S E T H :

WHEREAS, contemporaneous with the execution and delivery of this Pledge and Security Agreement, pursuant to the Purchase and Sale Agreement, Indevus has sold, transferred, conveyed, assigned, contributed and granted all of the Purchased Assets to the Issuer, in consideration of the payment by the Issuer to Indevus of the Purchase Price and the issuance by the Issuer to Indevus of all of the Capital Securities of the Issuer owned by Indevus;

WHEREAS, contemporaneous with the execution and delivery of this Pledge and Security Agreement, pursuant to the Indenture, the Issuer has issued its Original Class A Notes to the Noteholders;

WHEREAS, in order to secure the repayment of such Original Class A Notes, the Issuer shall, except as otherwise expressly provided therein, grant a security interest in all of its property and rights to the Trustee for the benefit of the Noteholders, including the Purchased Assets, its rights under the Purchase and Sale Agreement, any Accounts and certain other collateral in accordance with the terms and conditions thereof; and

WHEREAS, in addition to the grant of security interest by the Issuer to the Trustee as set forth in the immediately preceding recital, in order to further secure repayment of the Original Class A Notes, the Trustee desires that each Equityholder pledge all of the Capital Securities of the Issuer owned by such Equityholder to the Trustee for the benefit of the Noteholders;

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and in order to induce the Noteholders to purchase the Original Class A Notes issued pursuant to the Indenture, each Equityholder agrees, severally but not jointly, for the benefit of the Trustee on behalf of each Noteholder, as follows:

ARTICLE I

RULES OF CONSTRUCTION AND DEFINED TERMS

Section 1.1 Rules of Construction and Defined Terms. The rules of construction set forth in Annex A shall apply to this Pledge and Security Agreement and are hereby incorporated by reference into this Pledge and Security Agreement as if set forth fully in this Pledge and Security Agreement. Capitalized terms used but not otherwise defined in this Pledge and Security Agreement shall have the respective meanings given to such terms in Annex A, which is hereby incorporated by reference into this Pledge and Security Agreement as if set forth fully in this Pledge and Security Agreement. Not all terms defined in Annex A are used in this Pledge and Security Agreement.

ARTICLE II

PLEDGE

Section 2.1 Pledge. As security for the payment and performance of the Secured Obligations and subject to and in accordance with the provisions of this Pledge and Security Agreement, each Equityholder hereby pledges, grants, assigns, hypothecates, transfers and delivers (subject to Section 3.1) to the Trustee, its successors and assigns, for the security and benefit of the Noteholders, a continuing first priority security interest in all of such Equityholder’s right, title and interest in, to and under the following property, whether now owned or hereafter acquired (the “Issuer Pledged Collateral”):

(a) all of such Equityholder’s Capital Securities in the Issuer, whether now owned or acquired in the future, and all certificates, agreements or other instruments, if any, representing such Capital Securities (the “Issuer Pledged Equity”);

(b) subject to Section 6.4, the right to receive all monies and property representing a distribution in respect of the Issuer Pledged Equity of such Equityholder (except for proceeds of the Notes to the extent not applicable to any Redemption of the Notes), whether by way of dividend, redemption, liquidation payments, repurchase or otherwise; and

(c) subject to Section 6.4, all proceeds of and to the Issuer Pledged Equity of such Equityholder and any of the foregoing, including all shares, securities, rights, monies or other property accruing, offered or issued at any time by way of redemption, conversion, exchange, substitution, preference, option or otherwise in respect of the Issuer Pledged Equity of such Equityholder; provided, however, that all of the proceeds received or unbilled but to be received by such Equityholder in respect of any sale, transfer or other disposition of such Issuer Pledged Equity shall be excluded (x) to the extent such Issuer Pledged Equity remains or concurrently therewith becomes subject to this Pledge and Security Agreement and (y) such sale, transfer or other disposition is permitted pursuant to Sections 6.1 and 17.1;

TO HAVE AND TO HOLD the Issuer Pledged Collateral of such Equityholder, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Trustee, its successors and assigns, forever, subject to the terms and conditions set forth herein.

ARTICLE III

DELIVERY OF ISSUER PLEDGED COLLATERAL

Section 3.1 Delivery of Issuer Pledged Collateral. Contemporaneously with the execution of this Pledge and Security Agreement, each Equityholder shall deliver or cause to be delivered to the Trustee, to the extent not previously delivered, (a) any and all certificates and other instruments evidencing the Issuer Pledged Equity then held in the form of certificates or other instruments by such Equityholder, together with undated stock powers or assignments of such certificates duly executed and signed in blank, (b) any and all certificates or other instruments or documents representing any of the Issuer Pledged Collateral then held by such Equityholder and (c) all other property comprising part of the Issuer Pledged Collateral then held in the form of certificates or other instruments by such Equityholder with proper instruments of assignment or transfer duly executed and such other instruments or documents as the Trustee may reasonably request to effect the purposes contemplated hereby.

Section 3.2 Capital Securities. If any Equityholder shall become entitled to receive or shall receive, in respect of the Issuer Pledged Equity, any Capital Securities, options, warrants, rights or other similar property, including any certificate representing any distribution in connection with any recapitalization, reclassification or increase or reduction of capital (whether as an addition to, in substitution of or in exchange for such Issuer Pledged Equity or otherwise), such Equityholder agrees:

(a) to accept the same as the agent of the Trustee;

(b) to hold the same in trust on behalf of and for the benefit of the Trustee and separate and apart from its other property; and

(c) to deliver any and all certificates or instruments evidencing the same to the Trustee on or before the close of business on the fifth Business Day following the receipt thereof by such Equityholder, in the exact form received, with the endorsement or assignment in blank of such Equityholder when necessary and with appropriate undated irrevocable proxies duly executed in blank (with signatures properly guaranteed), to be held by the Trustee, subject to the terms of this Pledge and Security Agreement, as additional Issuer Pledged Collateral.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.1 Representations and Warranties. As of the date hereof, each Equityholder represents and warrants to the Trustee, severally but not jointly, as follows:

(a) Such Equityholder has been duly organized, is validly existing and is in good standing under the laws of its jurisdiction of organization and has all licenses, permits, franchises and governmental authorizations necessary to carry on its business as now being conducted and shall appoint and employ agents or attorneys in each jurisdiction where it shall be necessary to take action under this Pledge and Security Agreement. Such Equityholder is duly licensed or qualified to do business in good standing in each jurisdiction in which such qualification is required by law. Such Equityholder has the full power and authority to own the property it purports to own and to carry on its business as presently conducted and as proposed to be conducted. The jurisdiction of organization and principal place of business of such Equityholder as of the date hereof is set forth under such Equityholder’s signature hereto.

(b) Such Equityholder is the sole legal and beneficial owner of the Issuer Pledged Collateral of such Equityholder, free and clear of any Lien other than the Lien created pursuant to this Pledge and Security Agreement and the Indenture or other Permitted Liens. No security agreement, financing statement or other public notice with respect to all or any part of the Issuer Pledged Collateral of such Equityholder is on file or of record in any public office, except such as may have been filed in favor of the Trustee pursuant to this Pledge and Security Agreement and the Indenture.

(c) The consummation of the transactions contemplated hereby has been duly and validly authorized by such Equityholder. Such Equityholder has full power to execute and deliver this Pledge and Security Agreement and to perform its obligations hereunder and to pledge all the Issuer Pledged Collateral of such Equityholder pursuant to this Pledge and Security Agreement. This Pledge and Security Agreement has been duly authorized, executed and delivered by such Equityholder. This Pledge and Security Agreement constitutes a legal, valid and binding obligation of such Equityholder enforceable against such Equityholder in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity). All requisite action has been taken by such Equityholder to make this Pledge and Security Agreement valid and binding upon such Equityholder.

(d) No consent of any other party (including directors, officers, partners, members, managers or creditors of such Equityholder) and no government approval is required that has not been obtained (i) for the execution, delivery and performance by such Equityholder of this Pledge and Security Agreement and each other Deal Document to which it is a party, (ii) for the pledge by such Equityholder of the Issuer Pledged Collateral of such Equityholder pursuant to this Pledge and Security Agreement or (iii) for the exercise by the Trustee of the rights provided for in this Pledge and Security Agreement in respect of such Equityholder or the remedies in respect of the Issuer Pledged Collateral of such Equityholder pursuant to this Pledge and Security Agreement (except as may be required (x) in connection with any disposition of all or any part of the Issuer Pledged Collateral of such Equityholder under any laws affecting the offering and sale of securities generally, (y) under applicable federal and state laws, rules and regulations and applicable interpretations thereof providing for the supervision or regulation of the banking or trust businesses generally and applicable to the Trustee and (z) with respect to the Trustee as a result of any relationship that the Trustee may have with Persons not parties to, or any activity or business the Trustee may conduct other than pursuant to, any of the Deal Documents).

(e) The execution and delivery of this Pledge and Security Agreement concurrently with the delivery to the Trustee of the certificates and other items contemplated by Section 3.1 and the taking of the actions described in Section 3.2 constitute “control” of the Issuer Pledged Equity of such Equityholder described in Section 8-106(b) of the UCC and create a valid security interest in the Issuer Pledged Collateral of such Equityholder securing the Secured Obligations, and such Equityholder has done such other acts, if any, reasonably requested by the Trustee to perfect the security interest in the Issuer Pledged Collateral of such Equityholder granted hereunder (including permitting the Trustee to file any appropriate UCC financing statement against such Equityholder).

(f) The execution, delivery and performance of this Pledge and Security Agreement and the consummation of the transactions contemplated by this Pledge and Security Agreement do not (i) violate the provisions of the organizational documents of such Equityholder, (ii) violate the provisions of any Applicable Law (including any usury law), regulation or order of any Governmental Authority applicable to such Equityholder except where such violation would not have or would not be reasonably expected to have a Material Adverse Effect, (iii) result in a breach of, or constitute a default under, any material agreement relating to the management or affairs of such Equityholder, or any indenture, credit agreement or loan agreement or any other similar material agreement, lease or instrument to which such Equityholder is a party or by which such Equityholder or any of its material properties may be bound (which default or breach has not been permanently waived by the other party to such document) or (iv) result in or create any Lien (other than Permitted Liens) under, or require any consent that has not been obtained under, any indenture (including the Indenture), credit agreement or loan agreement or any other material agreement, instrument or document or the provisions of any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority, binding upon such Equityholder, the Issuer Pledged Collateral of such Equityholder or any of such Equityholder’s material properties.

(g) There are no proceedings and there is no action, suit or proceeding at law or in equity or by or before any Governmental Authority now pending against such Equityholder or, to the best knowledge of such Equityholder, threatened against such Equityholder that questions the validity or legality of or seeks damages in connection with this Pledge and Security Agreement or that seeks to prevent the consummation of any of the transactions contemplated by this Pledge and Security Agreement.

(h) All of the Issuer Pledged Equity of such Equityholder has been duly authorized and validly issued and is fully paid and non-assessable.

(i) The number of limited liability company interests of Issuer Pledged Equity held by such Equityholder as of the date hereof is set forth under such Equityholder’s signature hereto.

ARTICLE V

SUPPLEMENTS; FURTHER ASSURANCES

Section 5.1 Supplements. Each Equityholder agrees that, at any time and from time to time, at such Equityholder’s expense and upon the Trustee’s reasonable request and without assuming any obligation for which it is not otherwise liable, such Equityholder will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary in the reasonable discretion of the Trustee, in order to perfect the security interest of the Trustee in the Issuer Pledged Collateral of such Equityholder and to carry out the provisions of this Pledge and Security Agreement or to enable the Trustee to exercise and enforce its rights and remedies hereunder with respect to any Issuer Pledged Collateral of such Equityholder. Each Equityholder also agrees that, at any time and from time to time, at such Equityholder’s expense and upon the request of the Trustee at the Direction of Noteholders of a majority of the Outstanding Principal Balance of the Notes and without assuming any obligation for which it is not otherwise liable, such Equityholder will file (or cause to be filed) such UCC financing statements or continuation statements, or amendments thereto, and such other instruments or notices as may be necessary or that the Trustee may request at the Direction of Noteholders of a majority of the Outstanding Principal Balance of the Notes in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Trustee hereby in respect of the Issuer Pledged Collateral of such Equityholder. With respect to the foregoing and the grant of the security interest hereunder, each Equityholder hereby authorizes the Trustee to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Issuer Pledged Collateral of such Equityholder.

Section 5.2 Further Assurances. If any Equityholder fails to perform any agreement contained herein on its part after receipt of a written request to do so from the Trustee (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default), the Trustee may itself perform, or cause performance of, such agreement, in which case the reasonable expenses of the Trustee, including the fees and expenses of its counsel, incurred in connection therewith shall be payable by such Equityholder under Section 12.1 to the extent such Equityholder would have otherwise been responsible therefor under this Pledge and Security Agreement.

ARTICLE VI

COVENANTS

Section 6.1 No Liens. Each Equityholder agrees that, without the consent of the Trustee pursuant to Section 9.1 or Section 9.2 of the Indenture, as applicable, it will not (a) sell or otherwise dispose of the Issuer Pledged Collateral of such Equityholder or any interest therein or (b) except for Permitted Liens, create or permit to exist any Lien upon or with respect to any of the Issuer Pledged Collateral of such Equityholder or any interest therein; provided, however, that, so long as no Default in respect of the payment of principal, Premium, if any, and interest on any Notes or Event of Default has occurred and is continuing in respect of which such Equityholder has received written notice from the Trustee or otherwise has actual knowledge thereof, each Equityholder will be entitled to sell, transfer, assign, convey, contribute or grant the Issuer Pledged Equity of such Equityholder (x) subject to the lien of this Pledge and Security Agreement and (y) so long as (i) such Issuer Pledged Equity in the hands of each transferee remain subject to the pledge under this Pledge and Security Agreement, (ii) the Trustee shall have been provided with an Opinion of Counsel as to the continuing validity of such pledge and perfection of the security interest of the Trustee therein and a written acknowledgement from the transferee that it is acquiring such Issuer Pledged Equity subject to such pledge and security interest and making representations and warranties to the effect set forth in Article IV, (iii) the transferee agrees in writing for the benefit of the Trustee to be bound by the provisions of this Pledge and Security Agreement and (iv) the transferee is not subject to U.S. federal withholding tax in respect of the Royalties.

Section 6.2 Notices. Each Equityholder shall promptly provide the Trustee with copies of all notices and other communications received by such Equityholder with respect to any Issuer Pledged Collateral registered in the name of such Equityholder that could adversely affect in any material respect the validity, perfection or priority of the pledge of the Issuer Pledged Collateral owned by it pursuant to this Pledge and Security Agreement.

Section 6.3 Voting Rights. So long as any Equityholder is the owner of the Issuer Pledged Collateral of such Equityholder, notwithstanding anything to the contrary in this Pledge and Security Agreement or any other Deal Document, unless an Event of Default has occurred and is continuing in respect of which such Equityholder has received written notice from the Trustee or otherwise has actual knowledge thereof, such Equityholder may exercise any and all voting and consensual powers pertaining to the Issuer Pledged Collateral of such Equityholder or any part thereof. If an Event of Default has occurred and is continuing in respect of which such Equityholder has received written notice from the Trustee, no Equityholder shall be entitled to exercise any of the powers described in the preceding sentence, which shall be exercised exclusively by the Trustee.

Section 6.4 Dividends and Distributions. So long as no Event of Default has occurred and is continuing, each Equityholder may receive and retain any dividends and other distributions on the Issuer Pledged Equity of such Equityholder. If an Event of Default has occurred and is continuing, no Equityholder shall be entitled to receive any subsequent dividends or other distributions on the Issuer Pledged Equity of such Equityholder and, unless otherwise agreed by the Senior Trustee at the Direction of Noteholders of a majority of the Outstanding Principal Balance of the Senior Class of Notes, all such subsequent dividends and other distributions shall constitute Issuer Pledged Collateral of such Equityholder.

Section 6.5 Capital Securities. Each Equityholder agrees that it will not accept any Capital Securities or other equity ownership interests, any rights or options to acquire any Capital Securities or other equity ownership interests or other securities, each in addition to or in substitution for the Issuer Pledged Collateral of such Equityholder, without prior written consent from the Trustee pursuant to Section 9.1 or Section 9.2 of the Indenture, as applicable, unless the foregoing are pledged to the Trustee pursuant hereto.

Section 6.6 Legal Existence. Each Equityholder shall preserve and maintain (a) its legal existence as an entity in good standing under the laws of its jurisdiction of organization and (b) its qualification to do business in every jurisdiction where the ownership of its properties and the nature of its business require it to be so qualified and where the failure to be so qualified would have a material adverse effect on the security interest created by this Pledge and Security Agreement in respect of the Issuer Pledged Collateral owned by it; provided, however, that a Change of Control shall not be deemed a violation of this Section 6.6.

Section 6.7 Compliance with Laws. Each Equityholder shall comply with all laws, and obtain, maintain and comply with all government approvals as shall now or hereafter be necessary under Applicable Law, in each case in connection with the making and performance by such Equityholder of any material provision of this Pledge and Security Agreement in respect of the Issuer Pledged Collateral owned by it.

Section 6.8 Taxes. Each Equityholder shall pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its properties prior to the date on which penalties attach thereto, and all lawful claims that, if unpaid, could reasonably be expected to become a Lien (other than a Permitted Lien) upon the Issuer Pledged Collateral of such Equityholder, unless such matters are being challenged by such Equityholder in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as (a) appropriate reserves shall have been made therefor and (b) in the case of a charge or claim that has become a Lien, such proceedings conclusively operate to stay such charge or claim, and such Equityholder will promptly pay or cause to be paid any valid, final judgment enforcing any such tax, assessment, charge, levy or claim and cause the same to be satisfied of record.

Section 6.9 Modifications. No Equityholder shall, without the prior written consent of the Trustee pursuant to Section 9.1 or Section 9.2 of the Indenture, as applicable, agree to or permit (a) the cancellation or termination of any of the organizational documents of the Issuer, except upon the expiration of the stated term thereof (but in no event prior to the Final Legal Maturity Date), or (b) any amendment, supplement or modification of, or waiver with respect to, any of the provisions of any of such organizational documents, if any such amendment, supplement, modification or waiver would result in a material adverse change in respect of the validity, perfection or priority of the pledge of the Issuer Pledged Collateral owned by it pursuant to this Pledge and Security Agreement or the exercise of the rights by the Trustee of the rights granted to it hereunder in respect thereof.

Section 6.10 No Liquidation or Dissolution. Without the prior written direction by the Trustee pursuant to Section 9.1 or Section 9.2 of the Indenture, as applicable, no Equityholder shall take any action to liquidate, dissolve or terminate the Issuer, or to authorize or cause any such liquidation, dissolution or termination, until all of the Secured Obligations are paid in full.

Section 6.11 Monies Held in Trust. Subject to Section 2.1(c) and Section 6.4, each Equityholder shall hold all monies received by it that constitute Issuer Pledged Collateral of such Equityholder (including any payment or other benefit in breach of this Section 6.11 or Section 6.12) in trust for the Trustee, in order to satisfy the Secured Obligations pursuant to the direction of the Trustee.

Section 6.12 No Claims. Subject to Section 6.4, no Equityholder shall claim payment, whether directly or by set-off, lien, counterclaim or otherwise, of any amount that may be or has become due to such Equityholder from the Issuer (other than Expenses in accordance with Section 3.7(a) of the Indenture) until all of the Secured Obligations have been paid in full, other than if any amount received in respect thereof becomes Issuer Pledged Collateral or is entitled thereto or to prevent a claim from becoming time-barred.

Section 6.13 No Amendment of Issuer Organizational Documents. Each Equityholder agrees not to amend, waive or modify any provision in the Issuer Organizational Documents in a manner materially adverse to the Noteholders.

Section 6.14 Notice to Trustee. Upon any sale, transfer, assignment, conveyance, contribution or granting of any Issuer Pledged Equity by an Equityholder, such Equityholder shall cause the transferee (and, if any Issuer Pledged Equity is retained by such Equityholder, the Equityholder) to provide the Trustee with executed signature pages to this Pledge and Security Agreement, which shall set forth the number of limited liability company interests of Issuer Pledged Equity held by the transferee and, if applicable, such Equityholder.

ARTICLE VII

TRUSTEE APPOINTED ATTORNEY-IN-FACT

Section 7.1 Trustee Appointed Attorney-In-Fact. Each Equityholder hereby appoints the Trustee, or any Person (including any officer or agent) whom the Trustee may designate, as such Equityholder’s true and lawful attorney-in-fact, with full irrevocable power and authority in the place and stead of such Equityholder and in the name of such Equityholder or in its own name, at such Equityholder’s cost and expense, from time to time in the Trustee’s reasonable discretion to take any action and to execute any instrument that the Trustee may reasonably deem necessary or advisable to enforce its rights under this Pledge and Security Agreement, including authority to receive, endorse and collect all instruments made payable to such Equityholder representing any distribution, interest payment or other payment in respect of the Issuer Pledged Collateral of such Equityholder or any part thereof and to give full discharge for the same and to sign, complete and deliver all transfers, proxies and letters of resignation; provided, however, that the Trustee will not exercise its powers under this Section 7.1 unless so instructed by the Trustee or the Noteholders pursuant to and in accordance with the Indenture.

ARTICLE VIII

REASONABLE CARE

Section 8.1 Reasonable Care. The Trustee shall be deemed to have exercised reasonable care in the custody and preservation of the Issuer Pledged Collateral in its possession if the Issuer Pledged Collateral is accorded treatment substantially equivalent to that which the Trustee accords its own property of the type of which the Issuer Pledged Collateral consists, it being understood that the Trustee shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Issuer Pledged Collateral, whether or not the Trustee has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Issuer Pledged Collateral absent its gross negligence or willful misconduct.

ARTICLE IX

NO LIABILITY

Section 9.1 No Liability. Neither the Trustee nor any of its directors, officers, employees or agents shall be deemed to have assumed any of the liabilities or obligations of any Equityholder as a result of the pledge and security interest granted under or pursuant to this Pledge and Security Agreement. In the absence of gross negligence or willful misconduct, the Trustee or any of its directors, officers, employees or agents shall not be liable for any failure to collect or realize upon the Secured Obligations or any collateral security or guarantee therefor, or any part thereof, or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto.

ARTICLE X

REMEDIES UPON EVENT OF DEFAULT

Section 10.1 Remedies Upon Event of Default. Subject to Section 4.3 of the Indenture and to the extent permitted by Applicable Law, if an Event of Default shall have occurred and be continuing and the Trustee shall have given written notice of such Event of Default to the Equityholders:

(a) The Trustee may exercise the power of attorney described in Section 7.1 with respect to any of the certificates or other instruments delivered pursuant to Section 3.1 with respect to the Issuer Pledged Collateral and may sign, complete and deliver all transfers, proxies and letters of resignation and do all acts and things that the Trustee may in its absolute discretion specify to enable or assist the Trustee to perfect or improve its security over the Capital Securities, to vest ownership of the Capital Securities in the Trustee or its nominee, to provide that the Trustee is registered as the holder of the Capital Securities, to exercise any rights or powers attaching to the Capital Securities, to sell the Capital Securities or otherwise to enforce any of the rights of the Trustee under this Pledge and Security Agreement.

(b) The Trustee may exercise in respect of the Issuer Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC, to the extent permitted by Applicable Law or the UCC as then in effect in any applicable jurisdiction, and the Trustee may also in its sole discretion, without notice except as specified below or except as required by mandatory provisions of the UCC and other Applicable Law, sell the Issuer Pledged Collateral or any part thereof in one or more parcels at public or private sale or at any of the Trustee’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Trustee may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Issuer Pledged Collateral at any such sale. Each purchaser at any such sale shall hold the property, sold absolutely, free from any claim or right on the part of any Equityholder, and each Equityholder hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Equityholder agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Equityholder of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Trustee shall not be obligated to make any sale of Issuer Pledged Collateral regardless of notice of sale having been given. The Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Trustee shall incur no liability as a result of the sale of the Issuer Pledged Collateral, or any part thereof, at any public or private sale. Each Equityholder hereby waives any claims against the Trustee arising by reason of the fact that the price at which any Issuer Pledged Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the Trustee accepts the first offer received and does not offer such Issuer Pledged Collateral to more than one offeree.

(c) Each Equityholder recognizes that the Trustee may elect in its sole discretion to sell all or a part of the Issuer Pledged Collateral to one or more purchasers in privately negotiated transactions in which the purchasers will be obligated to agree, among other things, to acquire the Issuer Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Equityholder acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale (including a public offering made pursuant to a registration statement under the Securities Act), and the Equityholders and the Trustee agree that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Trustee has no obligation to engage in public sales or to delay sale of any Issuer Pledged Collateral to permit the Issuer to register the Issuer Pledged Collateral for a form of public sale thereof requiring registration under the Securities Act.

(d) Any cash held by the Trustee as Issuer Pledged Collateral and all cash proceeds received by the Trustee in respect of any sale of, collection from or other realization upon all or any part of the Issuer Pledged Collateral shall, as soon as reasonably practicable, be applied (after payment of any amounts payable to the Trustee pursuant to Section 12.1) by the Trustee first to the payment of the costs and expenses of such sale, collection or other realization, if any, including reasonable out-of-pocket costs and expenses of the Trustee (including the reasonable fees and out-of-pocket expenses of its counsel), and all reasonable expenses, liabilities and advances made or incurred by the Trustee in connection therewith, second to the payment of the Secured Obligations in accordance with the terms of the Indenture and third to each Equityholder or its successors or assigns in respect to its respective Issuer Pledged Collateral as indicated in the signature page hereto (or pursuant to Section 6.14).

(e) Each Equityholder agrees that:

(i) in any sale of any of the Issuer Pledged Collateral whenever an Event of Default shall have occurred and be continuing, the Trustee is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to:

(A) avoid any violation of Applicable Law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Issuer Pledged Collateral); or

(B) obtain any required approval of the sale or of the purchaser by any Governmental Authority or official; and

(ii) such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Trustee be liable or accountable to any Equityholder for any discount allowed by the reason of the fact that such Issuer Pledged Collateral is sold in compliance with any such limitation or restriction.

ARTICLE XI

PURCHASE OF THE ISSUER PLEDGED COLLATERAL

Section 11.1 Purchase of the Issuer Pledged Collateral. Any Equityholder may, but shall not be required to, bid on and be a purchaser of the Issuer Pledged Collateral or any part thereof (including any Issuer Pledged Collateral of such Equityholder) or any right or interest therein at any sale thereof, whether pursuant to foreclosure, power of sale or otherwise hereunder and the Trustee may apply the purchase price to the payment of the Secured Obligations secured hereby. Any purchaser of all or any part of the Issuer Pledged Collateral shall, upon any such purchase, acquire good title to the Issuer Pledged Collateral so purchased, free of the security interests created by this Pledge and Security Agreement.

ARTICLE XII

EXPENSES

Section 12.1 Expenses. Each Equityholder will upon demand pay to the Trustee the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and the Trustee, and any transfer taxes, in each case payable upon sale of the Issuer Pledged Collateral of such Equityholder, which the Trustee may incur solely in connection with (a) the custody or preservation of, or the sale of, collection from or other realization upon, any of the Issuer Pledged Collateral of such Equityholder, (b) the exercise or enforcement of any of the rights of the Trustee hereunder against such Equityholder or the Issuer Pledged Collateral of such Equityholder, (c) the failure by such Equityholder to perform or observe any of the provisions hereof or (d) the administration of this Pledge and Security Agreement in respect of such Equityholder. Any amount payable by an Equityholder pursuant to this Section 12.1 shall be payable upon demand and shall constitute Secured Obligations secured hereby.

ARTICLE XIII

NO WAIVER; REMEDIES

Section 13.1 No Waiver; Remedies. No failure or delay on the part of the Trustee to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Trustee of any right, power or remedy preclude any additional exercise by the Trustee of such right, power or remedy. The remedies herein provided are to the fullest extent permitted by law cumulative and are not exclusive of any remedies provided by law. No notice to or demand on any Equityholder in any case shall entitle such Equityholder to any other or further notice or demand in similar or other circumstances.

ARTICLE XIV

AMENDMENTS

Section 14.1 Amendments. No waiver, amendment, modification or termination of any provision of this Pledge and Security Agreement, or consent to any departure by any Equityholder therefrom, shall in any event be effective without the written concurrence of the Trustee pursuant to Section 9.1 or Section 9.2 of the Indenture, as applicable, and (except as otherwise provided in Section 15.1) none of the Issuer Pledged Collateral shall be released without the written consent of the Trustee pursuant to Section 9.1 or Section 9.2 of the Indenture, as applicable. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

ARTICLE XV

RELEASE; TERMINATION

Section 15.1 Release; Termination. Upon payment and performance in full of the Secured Obligations or discharge of the Indenture pursuant to Section 11.1 of the Indenture, this Pledge and Security Agreement shall terminate automatically, and the Trustee (a) upon written request by any Equityholder shall promptly deliver to such Equityholder any remaining Issuer Pledged Collateral of such Equityholder and money received in respect thereof in its possession, and all documents, agreements or instruments representing the Issuer Pledged Collateral of such Equityholder held by the Trustee prior to such termination, and (b) upon written request by any Equityholder, shall promptly execute and deliver to such Equityholder and, if necessary, file or record, at such Equityholder’s expense, all such documentation (including UCC termination statements) necessary to release, and evidence the release of, the liens on the Issuer Pledged Collateral of such Equityholder, such documentation to be prepared by such Equityholder and delivered to the Trustee. If the Trustee fails to promptly deliver or file or record the UCC termination statements referred to in, and in accordance with, clause (b) in the immediately preceding sentence, then such Equityholder may file or record such UCC termination statements.

ARTICLE XVI

NOTICES

Section 16.1 Notices. All Notices shall be in writing and shall be effective (a) upon receipt when sent through the mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, (b) upon receipt when sent by an overnight courier, (c) on the date personally delivered to an authorized officer of the party to which sent, (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt or (e) in the case of any report that is of a routine nature, on the date sent by first class mail or overnight courier or transmitted by legible telecopier transmission, in all cases, with a copy emailed to the recipient at the applicable address, addressed to an Equityholder as set forth under such Equityholder’s signature hereto and to the Trustee in accordance with Section 12.5 of the Indenture. Each party hereto may, by notice given in accordance herewith to each other party hereto, designate any further or different address to which subsequent Notices shall be sent.

ARTICLE XVII

CONTINUING SECURITY INTEREST

Section 17.1 Continuing Security Interest. This Pledge and Security Agreement shall create a continuing Lien in the Issuer Pledged Collateral and remain in full force and effect until the release thereof pursuant to Section 15.1 or the sale thereof pursuant to Section 11.1, shall be binding upon each Equityholder and its respective successors, transferees and assigns and shall inure to the benefit of and be enforceable by the Trustee and its successors, transferees and assigns; provided, however, that no Equityholder may (unless otherwise permitted under the terms of the Indenture) assign any of its obligations hereunder without the prior written consent of the Noteholders or the Trustee pursuant to the Indenture (provided, however, that, so long as no Default in respect of the payment of principal, Premium, if any, and interest on any Notes or Event of Default has occurred and is continuing in respect of which such Equityholder has received written notice from the Trustee or otherwise has actual knowledge thereof, each Equityholder will be entitled to sell, transfer, assign, convey, contribute or grant the Issuer Pledged Equity of such Equityholder (x) subject to the lien of this Pledge and Security Agreement and (y) so long as (i) such Issuer Pledged Equity in the hands of each transferee remain subject to the pledge under this Pledge and Security Agreement, (ii) the Trustee shall have been provided with an Opinion of Counsel as to the continuing validity of such pledge and perfection of the security interest of the Trustee therein and a written acknowledgement from the transferee that it is acquiring such Issuer Pledged Equity subject to such pledge and security interest and making representations and warranties to the effect set forth in Article IV and (iii) the transferee agrees in writing for the benefit of the Trustee to be bound by the provisions of this Pledge and Security Agreement). The Trustee and the Noteholders may assign or otherwise transfer any indebtedness held by any of them secured by this Pledge and Security Agreement to any other Person in accordance with the Indenture, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Trustee herein or otherwise.

ARTICLE XVIII

SECURITY INTEREST ABSOLUTE

Section 18.1 Security Interest Absolute. All rights of the Trustee and security interests hereunder, and all obligations of each Equityholder hereunder, shall be absolute and unconditional irrespective of, and each Equityholder hereby irrevocably waives vis-à-vis the Trustee any defenses it may now have or may hereafter acquire in any way relating to, any or all of the following:

(a) any lack of validity or enforceability of any of the Deal Documents or any other agreement or instrument relating thereto (other than against the Trustee);

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Deal Documents or any other agreement or instrument relating thereto, including any increase in the Secured Obligations resulting from the extension of additional credit;

(c) any taking, exchange, surrender, release or non-perfection of any Issuer Pledged Collateral or any other collateral securing the Secured Obligations, or any release or amendment or waiver of or consent to any departure from any guaranty, for all or any of the Secured Obligations;

(d) any manner of application of any other collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any other collateral securing all or any of the Secured Obligations or any other obligations of the Issuer under or in respect of the Deal Documents or of any other assets of the Issuer;

(e) any change, restructuring or termination of the limited liability company structure or existence of the Issuer;

(f) the release or reduction of liability of any guarantor or surety with respect to the Secured Obligations; or

(g) any other circumstance (including any statute of limitations) or any existence of or reliance on any representation to the Trustee that might otherwise constitute a defense available to, or a discharge of, the obligations of any Equityholder.

ARTICLE XIX

INDEMNITY

Section 19.1 Indemnity. Each Equityholder agrees, jointly and severally, to indemnify, reimburse, defend and save and hold the Trustee and its officers, directors, employees, trustees, agents, advisors and affiliates (each, an “Indemnitee” and, collectively, the “Indemnitees”) harmless from and against, and shall pay on demand, any and all liabilities, losses, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs and expenses (including attorneys’ fees and disbursements) of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees solely (a) in connection with the custody or preservation of, or the sale of, collection from or other realization upon, any of the Issuer Pledged Collateral of such Equityholder pursuant to the exercise or enforcement of any of the rights of the Trustee hereunder, (b) in connection with the failure by such Equityholder to perform or observe any of the provisions hereof to be performed by it or (c) arising out of or in connection with or resulting from this Pledge and Security Agreement and the transactions contemplated hereby in respect of such Equityholder, excluding those arising out of the gross negligence or willful misconduct of any Indemnitee. Each Indemnitee agrees to use its best efforts to promptly notify the indemnitor(s) of any assertion of any such liability, damage, injury, penalty, claim, demand, action, judgment or suit of which such Indemnitee has knowledge.

The obligations of each Equityholder in this Section 19.1 shall survive the termination of this Pledge and Security Agreement.

ARTICLE XX

OBLIGATIONS SECURED BY ISSUER PLEDGED COLLATERAL

Section 20.1 Obligations Secured by Issuer Pledged Collateral. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to indemnification, and any amounts paid by the Trustee in preservation of any of its rights or interest in the Issuer Pledged Collateral, shall constitute Secured Obligations secured by the Issuer Pledged Collateral.

ARTICLE XXI

SEVERABILITY

Section 21.1 Severability. Any provision of this Pledge and Security Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Where provisions of any law or regulation resulting in such prohibition or unenforceability may be waived, they are hereby waived by the parties hereto to the full extent permitted by law so that this Pledge and Security Agreement shall be deemed a valid, binding agreement in accordance with its terms.

ARTICLE XXII

COUNTERPARTS; EFFECTIVENESS

Section 22.1 Counterparts; Effectiveness. This Pledge and Security Agreement and any amendments, waivers, consents or supplements may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Pledge and Security Agreement shall become effective upon the execution and delivery of a counterpart hereof by each of the parties hereto.

ARTICLE XXIII

REINSTATEMENT

Section 23.1 Reinstatement. This Pledge and Security Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Trustee hereunder or pursuant hereto is rescinded or must otherwise be restored or returned by the Trustee, as the case may be, upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Equityholder or upon the appointment of any intervenor or conservator of, or trustee or similar official for, any Equityholder or any substantial part of its assets, or upon the entry of an order by a bankruptcy court avoiding the payment of such amount, or otherwise, all as though such payments had not been made.

ARTICLE XXIV

SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL

Section 24.1 SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

(a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS PLEDGE AND SECURITY AGREEMENT OR ANY DOCUMENT RELATED HERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND EACH EQUITYHOLDER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS RESPECTIVE PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH EQUITYHOLDER AND THE TRUSTEE HEREBY IRREVOCABLY WAIVE TRIAL BY JURY, AND EACH EQUITYHOLDER HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

(b) EACH EQUITYHOLDER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE SENDING OF COPIES THEREOF BY FEDERAL EXPRESS OR OTHER OVERNIGHT COURIER COMPANY, TO SUCH EQUITYHOLDER AT ITS ADDRESS SPECIFIED BY SECTION 16.1, SUCH SERVICE TO BECOME EFFECTIVE FOUR DAYS AFTER DELIVERY TO SUCH COURIER COMPANY.

(c) NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE TRUSTEE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY EQUITYHOLDER IN ANY OTHER JURISDICTION.

ARTICLE XXV

GOVERNING LAW

Section 25.1 GOVERNING LAW. THIS PLEDGE AND SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, EXCEPT TO THE EXTENT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR THE REMEDIES HEREUNDER, ARE GOVERNED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

ARTICLE XXVI

TABLE OF CONTENTS AND HEADINGS

Section 26.1 Table of Contents and Headings. The Table of Contents and headings of the Articles and Sections of this Pledge and Security Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Pledge and Security Agreement as of the day and year first written above.

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

By:
Name:
Title:

INDEVUS PHARMACEUTICALS, INC.

By:
	Name:	Glenn L. Cooper
	Title:	Chairman and Chief Executive Officer

Number of Limited Liability Company Interests of Issuer Pledged Equity: 100

Notice Information pursuant to Section 16.1:
Address: 33 Hayden Avenue Lexington, MA 02421-7996
Attention: Mark S. Butler, General Counsel
Telephone: 781-402-3402
Facsimile: 781-761-0402
Email: mbutler@indevus.com

Jurisdiction of Organization: Delaware

PLEDGE AND SECURITY AGREEMENT SIGNATURE PAGE

Annex A

“See Annex A to the Note Purchase Agreement by and between Ledgemont Royalty Sub LLC and the Company dated August 26, 2008, attached as Exhibit 10.215 to this Annual Report on Form 10-K”.